                                                                  EXHIBIT 10.D.1

                      [EL PASO NATURAL GAS LETTERHEAD]

                                                                    June 1, 1995

Southern California Gas Company
Box 3249
Los Angeles, CA 90051-1249

Attention:       Mr. Lee M. Stewart
                 Senior Vice President

                 Re:     Transportation Contract Demand
                         Reduction for Contract 97VT

Gentlemen:

         Pursuant to your letter dated June 1, 1994, wherein Southern California Gas Company ("SoCalGas") exercised its option to reduce its Transportation Contract Demand under that certain Transportation Service Agreement dated October 16, 1990 between El Paso and SoCalGas, attached hereto for execution by SoCalGas are two (2) original counterparts of revised Exhibits A and B to said Transportation Service Agreement. These exhibits provide for the requested reduction in Transportation Contract Demand effective January 1, 1996.

         El Paso is preparing the appropriate application to be filed with the Federal Energy Regulatory Commission evidencing the reduction of certificated firm transportation quantities from 1,450,000 Mcf to 1,150,000 Mcf per day. By execution of the revised Exhibits A and B attached hereto and of this letter in the space provided below, SoCalGas evidences its written concurrence of the abandonment by El Paso of 300,000 Mcf per day of certificated firm transportation contract demand.

         If the foregoing correctly sets forth the agreement between our two companies on this matter, please execute the two (2) original counterparts of revised Exhibits A and B and indicate your acceptance and agreement on the two
(2) original counterparts of this letter in the space provided below. Please retain one original counterpart of the revised Exhibits A and B and one original counterpart of

Southern California Gas
 Company                            2                               June 1, 1995



this letter for your files and return one fully executed copy of each to El Paso for its files.

                                    Very truly yours,

                                    EL PASO NATURAL GAS COMPANY

                                    By /s/ A. W. CLARK
                                      -------------------------
                                           A. W. Clark
                                           Vice President


ACCEPTED AND AGREED TO
as of the date hereof:


SOUTHERN CALIFORNIA GAS COMPANY

By: /s/ L. M. STEWART
   -------------------------

Title: Senior Vice President
      ----------------------


Attachments

                                  EXHIBIT A

                                    To The
                       Transportation Service Agreement
                            Dated October 16, 1990
                           As Amended and Restated
                     Between El Paso Natural Gas Company
                     and Southern California Gas Company

                                                               Maximum
                                        Delivery               Daily                 Type of               Field
                                      Pressure(s)              Quantity               Field              Shrinkage
Receipt Point(s)                       (psig) 1/                (Mcf)             Services(s)            Factor(s)
- ----------------                      -----------            ----------           ------------           ---------
El Paso Anadarko
Mainline System
- ---------------
(EPNG Code STML ANA)
Any point of
interconnection
existing from time
to time on
El Paso's mainline
facilities in
the Anadarko Basin,
except ILEEDE and
those requiring                         Actual
production area                       operating
services or                           pressure,
transportation by                   not to exceed
others to provide                        MAOP
service under this                     of that
agreement                              facility                  2/                   N/A                  N/A

El Paso Permian
Mainline System
- ---------------
(EPNG Code STML PER)
Any point of
interconnection
existing from time
to time on
El Paso's mainline
facilities in
the Permian Basin,
except those                            Actual
requiring production                  operating
area services or                      pressure,
transportation by                   not to exceed
others to provide                        MAOP
service under this                     of that
agreement                              facility                  2/                   N/A                  N/A


                                    Ex. A-1

                                   EXHIBIT A
                                  (Continued)

                                                               Maximum
                                        Delivery               Daily                 Type of               Field
                                      Pressure(s)              Quantity               Field              Shrinkage
Receipt Point(s)                       (psig) 1/                (Mcf)               Service(s)           Factor(s)
- ----------------                      -----------            ----------           ------------           ---------
El Paso San Juan
Mainline System
- ---------------
(EPNG Code STML, SJN)
Any point of                            Actual
interconnection                       operating
existing from time                    pressure,
to time on                          not to exceed
El Paso's mainline                       MAOP
facilities in                          of that
the San Juan Basin                     facility                  2/                  N/A                   N/A

Shipper's Transportation
         Contract Demand                                   1,150,000 Mcf




1/ Necessary pressure to enter the El Paso System and, except as otherwise noted, not in excess of the MAOP of the facility.

2/ El Paso shall be obligated to receive hereunder, in accordance with paragraph 1.1 of the Agreement and Section 4.2 of the General Terms and Conditions contained in El Paso's Volume No. 1-A Tariff, or superseding tariff, up to 1,150,000 Mcf per day of natural gas in the aggregate from all Receipt Point(s), plus applicable fuel, shrinkage and lost and unaccounted for volumes as provided in paragraph 1.2 of the Agreement.

A.       Effective Date of this Exhibit A: January 1, 1996.
                                          ------------------------------------
B.       Supersedes Exhibit A Effective: July 16, 1993.
                                        --------------------------------------


SOUTHERN CALIFORNIA GAS COMPANY                     EL PASO NATURAL GAS COMPANY

By  /s/ L M STEWART                                 By /s/ A W CLARK
    -------------------------                          -------------------------
        Vice President                                       Vice President

Date June 20, 1995                                  Date   June 5, 1995
    -------------------------                           ------------------------




                                    Ex. A-2

                                  EXHIBIT B


                                    To The
                       Transportation Service Agreement
                            Dated October 16, 1990
                           As Amended and Restated
                     Between El Paso Natural Gas Company
                     and Southern California Gas Company


                                                                                                          Maximum
                                                                                                           Daily
                                                               Delivery                                  Quantity
Delivery Point(s)                                           Pressure (s)                                  (Mcf)
- ------------------                                           ------------                                --------
 Blythe                                                    Delivery pressure                              610,000
 ------                                                     not less than
(EPNG Code 32002 22)                                          600 psig
Interconnection between
the facilities of El Paso
and Southern California
Gas Company located
at the borderline between
the States of Arizona and
California near Blythe, California

Topock                                                    Delivery pressure                                *1/
- ------                                                      not less than
(EPNG Code 32003 22)                                          600 psig
Interconnection between
the facilities of El Paso
and Southern California
Gas Company located
at the borderline between
the States of Arizona and
California near Topock,
Arizona

Topock                                                    Delivery pressure                                *1/
- ------                                                      not less than
(EPNG Code 32001 82)                                          600 psig
Interconnection between
the facilities of El Paso
and Pacific Gas and
Electric Company located
at the borderline between
the States of Arizona and
California near Topock,
Arizona

                                    Ex. B-1

                                   EXHIBIT B
                                  (Continued)

                                                                                                         Maximum
                                                                                                          Daily
                                                           Delivery                                     Quantity
Delivery Point(s)                                         Pressure(s)                                    (Mcf)
- -----------------                                         -----------                                  ---------
Mojave Pipeline Company                                        **                                         *1/
- -----------------------
(EPNG Code IMOJAVE)
Interconnection between
the facilities of El Paso
and Mojave Pipeline
Company located at the
borderline between the
States of Arizona and
California near Topock,
Arizona

Shipper's Transportation
  Contract Demand                                         1,150,00 Mcf


*       El Paso shall be obligated to deliver hereunder, in accordance with paragraph 1.3 of the Agreement and Section 4.2 of the General Terms and Conditions contained in El Paso's Volume No. 1-A Tariff, or superseding tariff, up to the Mdq of 1,150,000 MCF per day of natural gas in the aggregate at all Delivery Points, not to exceed any stated
        MDQ at a Delivery Point; provided, that El Paso shall   be obligated to
        deliver hereunder only Shipper's quantities of natural gas received pursuant to this Agreement in the aggregate at all Delivery Point(s).

** Unless otherwise specified on this exhibit, the Delivery Pressure(s) for the Point(s) listed above shall be the pressure existing from time to time at the metering facility; however, El Paso reserves the right to deliver quantities at pressures up to the MAOP of that facility.

1/ The MDQ for deliveries at the Topock Delivery Points shall not exceed 540,000 Mcf per day in the aggregate.

A.  Effective Date of this Exhibit B:  January 1, 1996
                                     -------------------------------------------
B.  Supersedes Exhibit B Effective:  July 16, 1993.
                                     -------------------------------------------


SOUTHERN CALIFORNIA GAS COMPANY                     EL PASO NATURAL GAS COMPANY

By   /s/ L M STEWART                                By  /s/ A W CLARK
    -------------------------                          -------------------------

        Vice President                                      Vice President
Date  June 20, 1995                                 Date  June 5, 1995
    -------------------------                           ------------------------

                                   Ex. B-2